UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Information.

Genco Shipping & Trading Limited (the “Company”) is disclosing new information set forth below concerning the offering of shares of its common stock, par value $0.01 per share (“Common Stock”), pursuant to its registration statement on Form S-3 (Registration No. 333-151001) filed with the Securities and Exchange Commission on May 19, 2008, as amended (the “Registration Statement”), and the prospectus included therein (the “Prospectus”).  Unless otherwise stated below, it is assumed below that the underwriters’ over-allotment option for the offering is not exercised.

The Company and the selling shareholders named in the Prospectus determined to adjust the size of the offering such that the Company is offering 2,702,669 shares and the selling shareholders are offering a total of 1,034,831 shares, for a combined total of 3,737,500 shares of Common Stock.  Of the amount offered by the selling shareholders:

•	1,000,000 shares are being offered by OCM Fleet Acquisition LLC, which will continue to have a 4.76% interest in the Company following the offering, and

•	34,831 shares are being offered by John C. Wobensmith, who will continue to have a 0.28% interest in the Company following the offering.

Peter C. Georgiopoulos will not sell any of the 4,135,316 shares he beneficially owns in the offering and will have a 13.01% interest in the Company following the offering (or a 12.79% interest if the over-allotment option is exercised in full).

Set forth below is further information regarding the number of shares of Common Stock owned and offered by the selling shareholders.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Offered Hereby	Number of Shares Owned after Offering	Percentage of Shares Owned after Offering	Percentage of Shares Owned after Exercise of Overallotment Option in Full
OCM Fleet Acquisition LLC	2,512,532	8.64%	1,000,000	1,512,532	4.76%	4.68%
John C. Wobensmith	123,462	0.42%	34,831	88,631	0.28%	0.27%

The 30-day option that the Company is expected to grant the underwriters to purchase additional shares to cover any over-allotments is now for up to 560,600 shares of Common Stock.

Under the terms of the underwriting agreement that the Company, OCM Fleet Acquisition LLC, and Mr. Wobensmith expect to enter into with the underwriters, Mr. Georgiopoulos will not be subject to any lock-up agreement or arrangement as described in the section entitled “Underwriting” in the Prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    GENCO SHIPPING & TRADING LIMITED

                    DATE:  May 21, 2008
/s/ John C. Wobensmith John C. Wobensmith
Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

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